UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Trex Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 3, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Trex Company, Inc. (the “Company”) for its 2017 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on March 23, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers. At the 2011 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and the Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting of Stockholders. This change affects the Notice of Annual Meeting of Stockholders; amends the Proxy Statement to add the voting requirements for the new Proposal 4; amends the Proxy Statement to add the new Proposal 4; and adds Proposal 4 to the Proxy Card. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.	A new Proposal 4 shall be added to the Notice of Annual Meeting of Stockholders and current Proposal 4 shall be renumbered Proposal 5. The new Proposal 4 is a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers. The Notice is amended to read in its entirety as follows:

Trex Company, Inc.

160 Exeter Drive

Winchester, Virginia 22603-8605

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 3, 2017

To our stockholders:

Notice is hereby given that the 2017 annual meeting of stockholders of Trex Company, Inc. will be held at The George Washington Grand Hotel, 103 East Piccadilly Street, Winchester, Virginia, on Wednesday, May 3, 2017, at 9:00 a.m., local time, for the following purposes:

1.	to elect three directors of Trex Company, Inc.;

2.	to approve, on a non-binding advisory basis, the compensation of our named executive officers;

3.	to ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2017 fiscal year;

4.	to approve, on a non-binding advisory basis, the frequency of stockholder advisory votes on the compensation of our named executive officers; and

5.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 6, 2017 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend this meeting.

We have elected to adopt the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) to our stockholders instead of a paper copy of this proxy statement and our 2016 Annual Report. The Notice of Availability contains instructions on how to access and review those documents over the Internet. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. Stockholders who receive a Notice of Availability by mail and would like to receive a printed copy of our proxy materials, should follow the instructions for requesting such materials included on the Notice of Availability.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote, please complete and return your proxy card, or vote by telephone or via the Internet by following the instructions on your Notice of Availability. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

William R. Gupp

Senior Vice President, General

Counsel and Secretary

Dated: March 23, 2017

2.	A new paragraph shall be added at the end of the Section entitled “Voting Procedures; Abstentions; Broker Voting” as follows:

With respect to the approval of the frequency of stockholder advisory votes on the compensation of our named executive officers, the option of one year, two years, or three years, that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Brokers may vote their shares on this proposal so long as they have voting instructions from the beneficial owners of the shares. As disclosed later in this proxy statement, this vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors.

3.	A new Proposal 4 of the Proxy Statement, under a section entitled “Advisory Vote on the Frequency of an Advisory Vote on Execution Compensation” shall be added to the Proxy Statement after the section entitled “Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 3)”. Proposal 4 is added to read in its entirety as follows:

ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal 4)

The Dodd-Frank Act enables our stockholders to approve, on an advisory (nonbinding) basis, how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 of this proxy statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one year, two years, or three years. This proposal is commonly known as a “say-on-frequency” proposal.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

The Board is aware of the significant interest in the level and form of executive compensation by investors in general and our stockholders in particular. The Board values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom the Board is ultimately accountable. As discussed in the Compensation Discussion and Analysis above, the Compensation Committee believes that the goals of the total compensation program for its executive officers should be designed to attract, motivate, and retain key talent to promote the long-term success of the Company, and to balance these objectives with a strong link to stockholder return and other measures of performance that drive total stockholder return. As discussed in the Compensation Discussion and Analysis portion of this proxy statement, the Compensation Committee annually reviews and structures the compensation program for the Company’s named executive officers. Similarly, an annual stockholder advisory vote on the compensation of the Company’s named executive officers will provide the most timely stockholder feedback on the Company’s compensation philosophy, policies and practices as disclosed in the Company’s proxy statement each year. Accordingly, the Board has determined that an annual advisory vote on the compensation of our named executive officers is most appropriate.

You may cast your vote on your preferred voting frequency by choosing the option of one years, two years, or three years, or abstain from voting.

The say-on-frequency vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Accordingly, we may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation on a different frequency than the option approved by our stockholders.

Approval of Proposal 4

The option of one year, two years, or three years, that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the option of every year as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 1 Yr for Proposal 4.

1. Election of Directors:	01 - Jay M. Gratz	02 - Ronald W. Kaplan	03 - Gerald Volas

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐

		For	Against	Abstain
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐
		For	Against	Abstain
3.	To ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2017 fiscal year.	☐	☐	☐

		1 Yr.	2 Yrs.	3 Yrs.	Abstain
4.	To approve, on a non-binding advisory basis, the frequency of stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The Proxy Statement and the 2016 Annual Report to Shareholders are available at:

http://www.trex.com/proxy.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TREX COMPANY, INC.

160 EXETER DRIVE

WINCHESTER, VIRGINIA 22603-8605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2017 AT 9:00 A.M.

The undersigned appoints Bryan H. Fairbanks and William R. Gupp, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 3, 2017, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 1 YR FOR PROPOSAL 4.

(Continued and to be marked, dated and signed, on the other side)